SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18,2001

ILLINI CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	0-13343	37-1135429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 West Iles Avenue, Springfield, Illinois	62707
(Address of principal executive offices	(Zip Code)

Registrant's telephone number, including area code:  217-787-5111

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

            On October 18, 2001, the Board of Directors of Illini Corporation (the "Company") amended and restated the Company’s Bylaws.

            A copy of the Amended and Restated Bylaws of the Company is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)         Exhibits

                        Exhibit 99          Amended and Restated Bylaws of Illini Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINI CORPORATION

Dated: October 18, 2001	By:	/s/ Burnard K. McHone

Burnard K. McHone
President

EXHIBIT INDEX

Exhibit Number	Description

99	Amended and Restated Bylaws of Illini Corporation